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                          HCC INSURANCE HOLDINGS, INC.
                                  SUBSIDIARIES

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                                                                                               STATE OR COUNTRY
         NAME                                                                                  OF INCORPORATION
         ----                                                                                  ----------------
1.       ASU International, Inc.                                                                 Massachusetts
2.       ASU International Limited (UK)                                                          United Kingdom
3.       Avemco Corporation                                                                      Delaware
4.       Avemco Insurance Company                                                                Maryland
5.       Avemco Services, Inc.                                                                   Maryland
6.       Aviation & Marine Premium Acceptance Corporation                                        Texas
7.       Centris Insurance Company                                                               Indiana
8.       Centris Underwriting Agencies, Inc.                                                     Indiana
9.       Dickson Manchester & Company, Limited (UK)                                              United Kingdom
10.      Dickson Manchester Underwriting, Limited (UK)                                           United Kingdom
11.      Eagles Aerobatic Flight Team, Inc.                                                      Wisconsin
12.      Eastern Aviation & Marine Underwriters, Inc.                                            Maryland
13.      Euro Sports Underwriters Limited (UK)                                                   United Kingdom
14.      HCC Acquisitions (U.K.) Limited                                                         United Kingdom
15.      HCC Acquisition Sub, Inc.                                                               New York
16.      HCC Administrators, Inc.                                                                Illinois
17.      HCC Aviation Insurance Group, Inc.                                                      Texas
18.      HCC Aviation, Ltd.                                                                      Texas
19.      HCC Benefits Corporation                                                                Delaware
20.      HCC Employee Benefits, Inc.                                                             Delaware
21.      HCC Employer Services, Inc. (AL)                                                        Alabama
22.      HCC Employer Services, Inc. (IL)                                                        Illinois
23.      HCC Intermediate Holdings, Inc.                                                         Delaware
24.      HCC Life Insurance Company                                                              Indiana
25.      HCC Reinsurance Company Limited (Bermuda)                                               Bermuda
26.      HCC Risk Management Corporation                                                         Texas
27.      HCC Risk Management, Inc.                                                               Indiana
28.      HCC Service Company, Ltd.                                                               Texas
29.      HCC Service Delaware, LLC                                                               Delaware
30.      HCC Specialty Insurance Company                                                         Oklahoma
31.      HCC Specialty Insurance Holdings Ltd.                                                   United Kingdom
32.      HCC Strategic Investments, LLC                                                          Delaware
33.      HCC Underwriters, a Texas Corporation                                                   Texas
34.      HCCS Corporation                                                                        Delaware
35.      Houston Casualty Company                                                                Texas
36.      Houston Casualty Company Europe, Seguros y Reaseguros, S.A. (Spain)                     Spain
37.      Intellicare, Inc.                                                                       Alabama
38.      Interra, Inc.                                                                           Indiana
39.      Interra Reinsurance Group, Inc.                                                         Indiana
40.      LDG Insurance Agency Incorporated                                                       Massachusetts
41.      LDG Re (London) Ltd.                                                                    United Kingdom
42.      LDG Re Worldwide Limited                                                                Delaware
43.      LDG Re Worldwide Limited (UK)                                                           United Kingdom
44.      LDG Reinsurance Corporation                                                             Massachusetts
45.      Loss Management, Inc.                                                                   Delaware
46.      Loss Management Services, Inc.                                                          Maryland
47.      MAG Acquisition Sub, Inc.                                                               Delaware
48.      HCC Global Financial Products, LLC                                                      Delaware
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
49.      HCC Global Financial Products of Alabama, LLC                                           Alabama
50.      HCC Global Financial Products of Georgia, LLC                                           Georgia
51.      HCC Global Financial Products, S.L.                                                     Spain
52.      HCC Global Financial Products of Texas, LLC                                             Texas
53.      Manchester Dickson Holdings, Limited (UK)                                               United Kingdom
54.      Marshall Adjusting Corp.                                                                New York
55.      Marshall Rattner, Inc.                                                                  New York
56.      Merger Sub, Inc.                                                                        Texas
57.      National Insurance Underwriters                                                         Arkansas
58.      PEPYS Holdings Limited                                                                  United Kingdom
59.      PEPYS Management Services Limited                                                       United Kingdom
60.      Premier Risk Services Limited                                                           United Kingdom
61.      Professional Indemnity Agency, Inc.                                                     New Jersey
62.      Professional Indemnity Agency, Inc. of New York                                         New York
63.      Rattner Mackenzie Insurance Services (Guernsey) Ltd.                                    Guernsey
64.      Rattner Mackenzie Ltd. (Bermuda)                                                        Bermuda
65.      Rattner Mackenzie Limited  (UK)                                                         United Kingdom
66.      Rattner Mackenzie Limited (RML) (Exempted) Co.                                          Jordan
67.      Rattner Mackenzie (North America), Inc.                                                 New York
68.      SBS Insurance Holdings, a Texas Corporation                                             Texas
69.      Select Benefits, Inc.                                                                   Indiana
70.      Signal Aviation Insurance Services, Inc.                                                Nevada
71.      Specialty Reinsurance Intermediaries, Inc.                                              Massachusetts
72.      Specialty Insurance Underwriters, Inc.                                                  Missouri
73.      HCC Specialty Insurance Holdings Ltd.                                                   United Kingdom
74.      The Centris Group, Inc.                                                                 Delaware
75.      The Schanen Consulting Group, LLC                                                       Georgia
76.      The Wheatley Group, Ltd.                                                                New York
77.      TMD Rattner, L.L.C.                                                                     New York
78.      TTR, L.L.C.                                                                             New York
79.      USBenefits Insurance Services, Inc.                                                     California
80.      US Holdings, Inc.                                                                       Delaware
81.      U.S. Specialty Insurance Company                                                        Texas
82.      VASA Brougher, Inc.                                                                     Indiana
83.      VASA Insurance Group, Inc.                                                              Indiana
84.      VASA North America, Inc.                                                                Indiana
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